AI Quality Growth ETF
a series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
(Ticker: AQGX)
October 1, 2022

Before you invest, you may want to review the AI Quality Growth ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://etfpages.com/AQGX.

Investment Objective
The AI Quality Growth ETF (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.90%
Other Expenses	0.41%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	1.32%
Less Fee Waiver and/or Expense Limitation[1,3]	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	(0.96)%
1 Restated to reflect current contractual fees.
2 “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year. The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3 Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 0.95% of the average daily net assets of the Fund. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2023, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2023.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$383	$689	$1,559
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 64.04% of the average value of its portfolio.
Principal Investment Strategies
As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index. The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in domestic common stocks that the Advisor believes to have above-average growth potential relative to their peers. The Advisor uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio.
The Fund invests principally in domestic common stocks and is not limited in its investments by market capitalization.  The Fund invests in other investment companies, including mutual funds and exchange traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”).
The Advisor utilizes a screening and selection process to build a portfolio of quality domestic growth stocks, which includes a select group of growth stocks that the Advisor believes have the potential for revenue growth rates higher than their peers.
First, the Advisor employs quantitative analysis of individual stock metrics in order to select stocks with quality and/or growth characteristics.  Quality metrics include earnings variability, return on equity, and debt to equity ratio.  Growth metrics include revenue growth rates and companies with above average earnings growth.  Second, the Advisor will select approximately 40-50 stocks from this universe with an emphasis on companies that the Advisor believes may have a competitive advantage (such as strong products in industries with high barriers to entry), sustainable earnings growth rates, growth of free cash flow, and/or potential for a high return on capital.  This selection of holdings is constructed to diversify across sectors and industries where current opportunities are viewed as favorable.  The portfolio is generally equally weighted based on the security’s market value.
The Fund may employ a risk management strategy intended to manage the volatility of the Fund’s returns and reduce the overall risk of investing in the Fund. The risk management strategy monitors technical and volatility metrics to gauge periods where there is potential for higher equity market risk. When periods of equity downside are more likely, the risk management strategy will reduce equity exposure. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents.

The Advisor may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the Advisor believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio. The Advisor’s evaluation of reward/risk measures are based on a quarterly screen of price momentum and sector analysis relative to other equity securities. The Advisor’s evaluation of changes in fundamentals includes a review of price earnings ratios, earnings growth, revenue growth and leverage ratios. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Principal Risks of Investing in the Fund
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  The Fund’s investments in shares of common stock, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.

ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.

Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk. The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
COVID-19 Risk. The outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:
o
Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.”  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o
Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares. Any absence of an active trading market, in turn, lead to a heightened risk of a difference between the market price of the Fund’s shares and the value of the shares, which would be reflected in a wider bid-ask spread.

o
Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the NAV if not fully offset by transaction fees paid by the APs.

o
Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. A bid-ask spread is the difference between the price quoted in the market for an immediate sale (bid) and an immediate purchase (ask) of the ETF’s shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and the bid-ask spread could widen.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the  NAV, and the bid-ask spread could widen.

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To the extent authorized participants exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the NAV and the bid-ask spread could widen.

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The market price for the Shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the Fund’s net asset value, which is reflected in the bid and ask price for Shares or in the closing price.

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When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

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In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Performance Information
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns compare to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Adaptive Fundamental Growth Fund, a series of Starboard Investment Trust (the “Trust”), (the “Predecessor Fund”) in a tax-free reorganization on November 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares, Class A shares, and Class C shares were exchanged for Shares. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective September 7, 2020, and October 1, 2022. The performance information set forth below does not reflect the Fund’s current strategy or ETF structure. The performance information set forth below reflects the historical performance of the Predecessor Fund’s Institutional Class shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://etfpages.com/AQGX.

Calendar Year Returns
During the periods shown in the bar chart above, the Fund’s highest quarterly return was 25.47% (quarter ended June 30, 2020), and the Fund’s lowest quarterly return was -25.65% (quarter ended December 31, 2018).  The Fund’s year-to-date return as of June 30, 2022, was -30.22%.
Average Annual Total Returns Periods Ended December 31, 2021	Past 1 Year	Past 5 Years	Since Inception (10/17/2013)
AI Quality Growth ETF Before taxes After taxes on distributions After taxes on distributions and sale of shares	22.75% 19.13% 15.93%	15.12% 13.26% 11.79%	11.32% 10.21% 9.04%
Morningstar Moderate Aggressive Target Risk TR Index[1] (reflects no deductions for fees and expenses)	14.16%	12.01%	9.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Manager. The Fund’s portfolio is managed on a day-to-day basis by Scott Wetherington with Adaptive Investments. Mr. Wetherington has provided services to the Fund since June 2020.
For important information about Purchase and Redemption of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 61 of the prospectus.
Purchase and Redemption of Shares
The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at https://etfpages.com/AQGX.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangement will generally be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) the Fund, and its related companies, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AI Quality Growth ETF
a series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
(Ticker: AQGX)
October 1, 2022